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Exhibit 10.9.2

SECOND AMENDMENT TO CREDIT AGREEMENT

        SECOND AMENDMENT dated as of September 7, 2005 (this "Second Amendment") among VERIFONE INTERMEDIATE HOLDINGS, INC., a Delaware corporation ("Holdings"), VERIFONE, INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

        Holdings, the Borrower, the lenders party thereto from time (each a "Lender" and, collectively, the "Lenders"), the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, and Wells Fargo Bank, N.A., as Documentation Agent, are parties to a Credit Agreement dated as of June 30, 2004, as amended by a First Amendment dated as of March 23, 2005 (the "Credit Agreement"). Holdings and the Borrower have requested that the Lenders agree to certain amendments to, and waivers of, the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement and consent to such waivers as herein provided. Accordingly, Holdings, the Borrower and the Lenders signatory hereto agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.01 Definitions.    Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Second Amendment. The flowing additional term, as used herein, as the following meaning:

        "Consenting Lender" means each Senior Lender that consents to this Second Amendment on or prior to September 2, 2005, as evidenced by the receipt by Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent, of an executed counterpart signature page to this Second Amendment from such Lender prior to 5:00 P.M. (Local time in New York City) on September 2, 2005.

ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT

  Section 2.01 Amendments to the Credit Agreement.

        (a)   The definition of Excluded Equity Issuance in Section 1.01 of the Credit Agreement is hereby amended to read in full as follows:

          "Excluded Equity Issuance" means (i) any issuance by any Subsidiary of the Borrower of its Equity Interests to the Borrower or any other Subsidiary of the Borrower, (ii) the receipt by any Subsidiary of the Borrower of a capital contribution from the Borrower or a Subsidiary of the Borrower, (iii) any issuance of Equity Interests in Parent Holdings or Holdings (other than Debt Equivalents) to management or employees of Parent Holdings or Holdings, the Borrower or any of its Subsidiaries under any employee stock option or stock purchase plan or other employee benefit plan in existence from time to time, the Net Cash Proceeds of which are contributed promptly to the common equity (whether through issuance of common shares or capital contribution) of the Borrower, (iv) any Qualifying Equity Issuance by Parent Holdings, (v) any issuance of common stock of Parent Holdings or Holdings pursuant to a Qualifying Public Offering, (vi) any issuance of Equity Interests to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests of Foreign Subsidiaries and (vii) any issuance of Equity Interests by Parent Holdings to, or any receipt by Parent Holdings of a capital contribution from, the Sponsor in an aggregate amount not exceeding $30,000,000 from and after the Closing Date, the Net Cash Proceeds of which are contributed promptly to the common equity (whether through issuance of common shares or capital contribution) of the Borrower.

        (b)   Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Excluded IPO Proceeds".

        (c)   The definition of "Leverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase ", less the amount of Holdings' consolidated unrestricted cash and cash equivalents as of such date in excess of $10,000,000," immediately after the word "date" in clause (i) of such definition.

        (d)   Section 1.01 of the Credit Agreement is hereby amended by adding the following definition:

          "Qualifying Public Offering" means an underwritten primary public offering (or an offering to management or employees of Parent Holdings, Holdings, the Borrower or any of its Subsidiaries under any employee stock option or stock purchase plan or other employee benefit plan in existence from time to time pursuant to a registration statement on Form S-8 (or any successor form)) of the common stock of Parent Holdings or Holdings pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in conjunction with a secondary public offering).

        (e)   The definition of "Senior Leverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase ", less the amount of Holdings' consolidated unrestricted cash and cash equivalents as of such date in excess of $10,000,000," immediately after the word "date" in clause (i) of such definition.

        (f)    The definition of "Senior Secured Leverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase ", less the amount of Holdings' consolidated unrestricted cash and cash equivalents as of such date in excess of $10,000,000," immediately after the word "date" in clause (i) of such definition.

        (g)   Section 2.09(b)(ii) of the Credit Agreement is hereby amended by changing the reference to a ratio of "2.5 to 1.0" to a ratio of "3.0 to 1.0".

        (h)   Section 2.09(b)(iii) is hereby amended by changing the $1,000,000 limitation specified therein to $5,000,000.

        (i)    Section 2.09(b)(v) of the Credit Agreement is hereby amended to read in full as follows:

          "(v) Equity Issuances. Within five Business Days after receipt by any Group Company of Net Cash Proceeds from any Equity Issuance (other than in respect of any Excluded Equity Issuance), the Borrower shall prepay the Senior Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to 50% of the Net Cash Proceeds of such Equity Issuance."

        (j)    Section 2.09(b)(vii)(B) of the Credit Agreement is hereby amended by deleting the phrase "(first sentence)" immediately after the reference to clause (v) therein.

        (k)   Section 2.09(n)(vii)(C) of the Credit Agreement is hereby amended by deleting the clause "or (v)" therein.

        (l)    Section 2.10(a)(i) of the Credit Agreement is hereby amended by substituting the limit on aggregate Facilities Increases from $100,000,000 to $150,000,000.

        (m)  Section 7.14(b) of the Credit Agreement is hereby amended by changing the "50%" limitation therein to "100%".

        (n)   The Schedule of Applicable Basket Amounts constituting Schedule 1.01D to the Credit Agreement is hereby amended by changing certain basket amounts applicable to the Senior Lenders to the respective amounts set forth below:

Credit Agreement Section	Senior Lenders
7.01(iii) Capital Leases etc.	$10,000,000
7.01(xi) Debt of Foreign Subs	$20,000,000
7.01(xvii) General Unsecured Debt Basket	$15,000,000
7.02(xxiv) General Lien Basket	$10,000,000
7.06(a)(xi) Foreign Subsidiaries	$15,000,000

ARTICLE III
CONDITIONS TO EFFECTIVENESS

        Section 3.01 Conditions to Effectiveness of this Second Amendment.    This Second Amendment, and the amendments, waivers and consents contained herein, shall become effective as of the date hereof on the date (the "Second Amendment Effective Date") when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Administrative Agent:

        (a)    Execution and Delivery of this Second Amendment.    Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to Fried, Frank, Harris, Shriver & Jacobson, LLP, One New York Plaza, 10004 Attention: Joyce Chang (facsimile 212-859-8586).

        (b)    Acknowledgement.    The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Loan Parties (other than Holdings and the Borrower).

        (c)    Fees in Respect of Second Amendment.    The Borrower shall have paid to the Administrative Agent for the account of each Consenting Lender a fee equal to 5.0 basis points on each such Consenting Lender's Revolving Commitment and on the aggregate outstanding principal amount of its Term B Loans on the Second Amendment Effective Date.

        (d)    Counsel Fees.    The Administrative Agent shall have received full payment from the Borrower of the fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP described in Section 5.05 of the First Amendment and this Second Amendment which are billed through the Second Amendment Effective Date.

        (e)    Other.    The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

        Section 3.02 General Conditions.    All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Second Amendment or in any other document delivered in connection therewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information, if any, which the Administrative Agent may reasonably have requested. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the Second Amendment Effective Date.

  Section 3.03 Effects of this Second Amendment.

        (a)   On the Second Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Second Amendment. On and after the Second Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement, as amended by this Second Amendment. Once the Second Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Second Amendment. Promptly after the Second Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

        (b)   Other than as specifically provided herein, this Second Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Second Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Second Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Senior Finance Documents, as amended or supplemented to date (including by means of this Second Amendment).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

        Section 4.01 Representations and Warranties.    In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this Second Amendment, each of Holdings and the Borrower represents and warrants as set forth below:

        (a)   After giving effect to this Second Amendment, the amendment of the Credit Agreement does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Finance Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendment of the Credit Agreement effected pursuant to this Second Amendment or by the execution, delivery, performance or effectiveness of this Second Amendment.

        (b)   Each of Holdings and the Borrower reaffirms as of the Second Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Senior Finance Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Second Amendment on the Second Amendment Effective. Each of Holdings and the Borrower further confirms that each such Senior Finance Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be modified by this Second Amendment.

        (c)   Both immediately before and immediately after giving effect to this Second Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Senior Finance Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

        (d)   This Second Amendment constitutes the legal, valid and binding obligation of each of Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (e)   The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 3.01(b) of this Second Amendment constitute all of the Persons who (together with Holdings and the Borrower) are or are required under the terms of the Senior Finance Documents to be Loan Parties.

        (f)    The written statements and information contained in this Second Amendment and the other documents, certificates and statements furnished to the Administrative Agent and the Lenders on or prior to the Second Amendment Effective Date by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Second Amendment, taken as a whole, do not, as of the Second Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.

ARTICLE V
MISCELLANEOUS

        Section 5.01 Headings.    The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

        Section 5.02 Execution in Counterparts.    This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

        Section 5.03 Successors and Assigns.    This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 5.04 Governing Law; Entire Agreement.    THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Second Amendment and the other Senior Finance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        Section 5.05 Fees and Expenses.    The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent.

        Section 5.06 Senior Finance Document Pursuant to Credit Agreement.    This Second Amendment is a Senior Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

[Signature Pages Follow]

        IN WITNESS WHEREOF, the signatories hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	VERIFONE INTERMEDIATE HOLDINGS, INC.
	By:	/s/ B. ZWARENSTEIN
		Name:	B. Zwarenstein
		Title:	Chief Financial Officer
BORROWER:	VERIFONE, INC.
	By:	/s/ B. ZWARENSTEIN
		Name:	B. Zwarenstein
		Title:	Chief Financial Officer
ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ JOAN MOK
		Name:	Joan Mok
		Title:	Assistant Vice President

S-1

LENDERS:	SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF SEPTEMBER 7, 2005 TO THE CREDIT AGREEMENT DATED AS OF JUNE 30, 2004, AS AMENDED AS OF MARCH 23, 2005, AMONG VERIFONE INTERMEDIATE HOLDINGS, INC., VERIFONE, INC., THE LENDERS PARTY THERETO FROM TIME, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, AS SYNDICATION AGENT, AND WELLS FARGO BANK, N.A., AS DOCUMENTATION AGENT BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Required Lenders as provided in Section 10.01 of the Credit Agreement
	By:	/s/ JOAN MOK
		Name:	Joan Mok
		Title:	Assistant Vice President

S-2

Exhibit A

ACKNOWLEDGEMENT AND AGREEMENT

        Each Loan Party listed below hereby acknowledges that it has reviewed the Second Amendment to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the "Amendment") and hereby consents to the execution, delivery and performance thereof by each of Holdings and the Borrower. Each Loan Party hereby confirms its obligation under each Senior Finance Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Senior Finance Document impairs the validity or effectiveness of any Senior Finance Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Senior Finance Document to which it is a party or by which it is otherwise bound. Each Loan Party hereby further agrees that the Liens created pursuant to the Senior Finance Documents continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Senior Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Senior Finance Documents and to realize upon such Liens pursuant to the terms of the Senior Finance Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Senior Finance Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.

[LOAN PARTY NAME]
By:	Name: Title:
[LOAN PARTY NAME]
By:	Name: Title:

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  Exhibit 10.9.2